UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 19, 2022

PAID, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-28720	73-1479833
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

225 Cedar Hill Street Suite 200 Marlborough, Massachusetts	01752
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 861-6050

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Type of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common	PAYD	None

Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) of Rule 12B-2 of the Securities Exchange act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.         Entry Into a Material Definitive Agreement

On October 19, 2022, the Company entered into a Securities Purchase Agreement with respect to a secured $1.875 million convertible note made by Embolx, Inc., a California corporation.

Pursuant to the Securities Purchase Agreement, attached in substantial form as Exhibit 10.1, and associated Convertible Note, attached in substantial form as Exhibit 10.2, the Company loaned USD $1.5 million to Embolx. The Note is purchased at a 20% ($375,000) original issue discount and is subject to a 9-month maturity, after which, if unpaid, will then carry a 20% interest rate.

The Company has the option to convert the note into shares of common stock of Embolx. As additional consideration, the Company received a 5-year Warrant to purchase additional shares of common stock of Embolx, in the substantial form attached as Exhibit 10.3.

The shares are subject to certain piggyback registration rights under a Registration Rights Agreement, in the substantial form attached as Exhibit 10.4, and the note is secured by all assets of Embolx pursuant to a Security Agreement attached in substantial form as Exhibit 10.5.

Under the Securities Purchase Agreement, the Company has a right to purchase additional shares on the same terms for a total potential investment amount of $2 million.

Embolx is an emerging commercial-stage medical device company in Silicon Valley developing microcatheters for arterial embolization procedures. Embolx is committed to dramatically improving the treatment of a variety of conditions including cancerous tumors, benign prostatic hyperplasia and uterine fibroids. The Sniper® balloon occlusion microcatheter sets a new standard for precise embolic delivery and superior target filling by controlling pressure to direct blood flow while protecting non-target surrounding tissues. Embolx is a privately held company. Its management team consists of Michael Allen, President and Chief Executive Officer, Michael Lin, Director of Finance, and Tom Breton, Manager of Research and Development.

Item 9.01.         Financial Statements and Exhibits.

(d)         Exhibits

10.1         Securities Purchase Agreement dated October 19, 2022, by and between Paid, Inc. and Embolx, Inc.

10.2         $1,500,000 Convertible Note dated October 19, 2022 by Embolx, Inc. for the benefit of Paid, Inc.

10.3         Warrant dated October 19, 2022 by and between Embolx, Inc. and Paid, Inc.

10.4         Registration Rights Agreement dated October 19, 2022 by and between Embolx, Inc. and Paid, Inc.

10.5         Security Agreement dated October 19, 2022 by and between Embolx, Inc. and Paid, Inc.

104          Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 24, 2022	By:	/s/ W. Austin Lewis, IV
W. Austin Lewis, IV, CEO, CFO

Exhibit Index

Exhibit Number	Description

10.1	Securities Purchase Agreement dated October 19, 2022, by and between Paid, Inc. and Embolx, Inc.

10.2	$1,500,000 Convertible Note dated October 19, 2022 by Embolx, Inc. for the benefit of Paid, Inc.

10.3	Warrant dated October 19, 2022 by and between Embolx, Inc. and Paid, Inc.

10.4	Registration Rights Agreement dated October 19, 2022 by and between Embolx, Inc. and Paid, Inc.

10.5	Security Agreement dated October 19, 2022 by and between Embolx, Inc. and Paid, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)